Exhibit 10.2

SEVENTH AMENDMENT TO THE AMENDED AND RESTATED

THE CHEESECAKE FACTORY INCORPORATED EXECUTIVE SAVINGS PLAN

This Seventh Amendment to the Amended and Restated The Cheesecake Factory Incorporated Executive Savings Plan (the “Seventh Amendment”), is effective October 20, 2015.

A.  RECITALS

1.                 The Cheesecake Factory Incorporated, a Delaware corporation (“Company”) established.  an unfunded deferred compensation plan, entitled “The Cheesecake Factory Executive Savings Plan” (the “1999 Plan”), to provide supplemental deferred income benefits for a select group of management and highly compensated employees of the Company and its subsidiaries, and members of the board of directors of the Company, through deferrals of salary and bonuses, discretionary Company contributions, and deferral of directors’ fees.

2.                 On July 23, 2008, the Company amended and restated the 1999 Plan so that (1) the provisions of Exhibit A thereto would apply only to Elective Deferrals and Company Contributions contributed and vested on or before December 31, 2004 (“Plan A”) and (2) the provisions of Exhibit B thereto would apply only to Elective Deferrals and Company Contributions contributed or vested on or after January 1, 2005 (“Plan B”). The amended and restated 1999 Plan, collectively with Plan A and Plan B, is hereafter referred to as the “Restated Plan.”

3.                 The Company amended the Restated Plan by a by a First Amendment to Amended and Restated Executive Savings Plan, dated January 1, 2009 (“First Amendment”), Second Amendment to Amended and Restated Executive Savings Plan, dated April 1, 2010 (“Second Amendment”), Third Amendment to Amended and Restated Executive Savings Plan, dated June 22, 2012 (“Third Amendment”), Fourth Amendment to Amended and Restated Executive Savings Plan, dated February 25, 2013 (“Fourth Amendment”), Fifth Amendment to Amended and Restated Executive Savings Plan, dated August 7, 2014 (“Fifth Amendment”), and Sixth Amendment to Amended and Restated Executive Savings Plan, dated June 16, 2015 (“Sixth Amendment”).  The Restated Plan as amended by the First Amendment, Second Amendment, Third Amendment, Fourth Amendment, Fifth Amendment and Sixth Amendment is referred to as the “Plan”.

4.                 The Company now desires to further amend the Plan in accordance with this Seventh Amendment.

5.                 Unless otherwise defined in this Seventh Amendment to the contrary, all capitalized terms herein shall have the meaning given such term in the Plan.

B.  AMENDMENT

I.                          Section 3.1(c)(1) of Plan B is hereby deleted and is replaced by the following new Section 3.1(c)(1):

“(1) To any whole number percentage of Salary from 1% up to 50%; and/or”

Except as herein modified, all other terms and conditions of the Plan shall remain in full force and effect.

[SIGNATURE PAGE IMMEDIATELY FOLLOWS]

IN WITNESS WHEREOF, the Company has caused this Seventh Amendment to be effective as of the date stated above.

The Cheesecake Factory Incorporated,
a Delaware Corporation

By:
David Overton

Its:
Chief Executive Officer